KOBREN GROWTH FUND
Kobren Insight Management, Inc.
[KOBREN INSIGHT FUNDS -logo]
Annual Report
December 31, 2002


Message To Shareholders
VOLATILITY CONTINUES WITH FEW PLACES TO HIDE
In what sounds eerily redundant, 2002 saw another roller coaster ride for the equity markets. We started the year out strong, followed by two miserable quarters. Fortunately, the stock market staged a broad advance during the fourth quarter. This advance came in spite of December's decline, which proved to be the worst December for the market in 70 years.

[Eric M. Kobren - photo]

         For the entire year, the S&P 500 Index declined 22.1% -- the third consecutive year of losses for the market. This was extremely unusual, as the last time we saw three losing years in a row was 1939-1941. To make matters worse, the broad market's losses in 2002 proved to be even worse than the declines in 2001 or 2000. Volatility was also extremely high, as the S&P 500 rose or fell by at least 1% every other day. On average, it also had daily moves of more than 2% once a week. Such gyrations are enough to make even the savviest investor a bit dizzy. With the average equity fund losing 21% in 2002, there were few places to hide. Our diversification strategy and fixed income holdings helped mute the losses as Kobren Growth declined "only" 11.3%.
         The market's difficulty was due to lackluster economic and earnings prospects. These problems were compounded by numerous corporate scandals that rocked investor confidence. A dozen interest rate cuts by the Federal Reserve were not enough to spur capital investment by corporations and accelerate economic growth (except for the housing market). In fact, as the year progressed, consumers and companies alike became less optimistic about their future prospects. Consumers saw their investment portfolios shrink, their employment prospects shrink and yields on their CDs, money markets and bonds shrink. At the same time, corporations came under increased scrutiny regarding their accounting practices while demand for their products and services waned.
         The net effect was a continued broad stock market decline with few bright spots -- gold and housing stocks were among the few winners. On the other hand, bonds had another good year as investors favored the safety of investment grade bonds (and bond funds) despite their historically low yields.

INCREASED OPTIMISM ENTERING 2003

         As tough as it is to dismiss the poor market performance of the past three years, we enter 2003 considerably more optimistic than we were 12 months ago. In addition to the monetary stimulus of low interest rates, we now have the prospect of fiscal stimulus as recently proposed by President Bush. At the same time, corporations have cut their spending in anticipation of continued weak demand, while earnings expectations have been reduced. These lowered expectations could result in pleasant surprises in corporate earnings growth and better profit margins.
         Stock valuations are also a lot more reasonable than they were a year ago, especially given today's low interest rate environment and the prospects for earnings growth. Finally, we are comforted by the subdued reaction we are getting from the fund managers we are constantly polling. While some managers are more optimistic than others, there is not the overwhelming optimism that would give us reason to be concerned (market sentiment is typically a "contrary" indicator).
         While we are more optimistic about equities than we were a year ago, that does not mean that we believe we are completely out of the woods. Government budgets at the federal, state and local levels have and will continue to deteriorate. A possible war with Iraq or North Korea could hurt the market, as could another terrorist attack. We could also argue that stocks are still not cheap relative to values at past market troughs.
         We continue to believe that we can best serve you by remaining diversified, continuing to focus on identifying the top fund managers in their respective disciplines and making controlled and modest shifts in asset and style allocations. We will also avoid letting our emotions take over as the market continues to exhibit higher than normal volatility.
         Be assured that as the largest shareholder in the fund, I am invested right along with you and take managing our hard-earned dollars very seriously. On behalf of Kobren Insight Management and the entire research team, thank you for your confidence as we look forward to better times ahead.

Sincerely,
Eric M. Kobren
President and Portfolio Manager

Kobren Growth Fund (12/31/02)

[VALUE OF $10,000 INVESTED 12/16/96 GRAPH]

$13,314
$12,644

Kobren Growth Fund
S&P 500 Index

12/16/96 10/29/97 9/11/98 7/26/99 6/7/00 4/16/01 2/21/02 12/31/02

                                     12 MONTHS                   5 YEAR                   ANNUALIZED
                                       ENDED                   ANNUALIZED               SINCE INCEPTION
     TOTAL RETURN (%)                12/31/02                    RETURN                   (12/16/96)

Kobren Growth                         -11.3%                      +1.4%                      +4.0%
S&P 500 Index                         -22.1%                      -0.6%                      +4.9%

KOBREN GROWTH FUND (Ticker: KOGRX): While performing substantially better than the S&P 500 Index, and beating 97% of our peers (according to Morningstar) is gratifying, we are nonetheless disappointed to report another year of negative returns as the Fund declined 11.3%.

         In a year when virtually all equity sectors were in the red, it was our fixed income holdings that helped dampen losses.

PIMCO REAL RETURN had the greatest positive contribution to the Fund's 2002 returns. This fund invests primarily in inflationprotected Treasury bonds. As investors tended to shy away from risky assets, inflation-protected bonds were an investor favorite. We picked a winner in this fund as its 17% 2002 return ranked it at the top of its category. We did substantially trim the position from over 11% of the portfolio earlier in the year to 5% in the fourth quarter as we didn't feel the bond market could continue its scorching pace much longer.

         Two of our largest equity positions, FIDELITY OTC and OAKMARK, had the greatest contributions to this year's negative returns. We continue to believe we've selected quality funds as both ranked in the top quartile of their peer group despite doubledigit losses. Fidelity's Jason Weiner and Oakmark's Bill Nygren are well positioned for a market rebound and continue to have our full confidence as we enter 2003. As always, we will continue to look for what we expect will be better growth opportunities ahead in this highly volatile market.


 [ASSET ALLOCATION* PIE CHART]

U.S. Stocks 68.8%
Bond 15.8%
International 12.3%
Cash & Net Other Assets and Liab. 3.1%

TOP TEN HOLDINGS*

KOBREN GROWTH                           STYLE                         ALLOC (%)
--------------------------------------------------------------------------------
Oakmark - Class I                       Large Cap Value                  15.0
Longleaf Partners Small Cap             Small Cap Value                  12.7
Julius Baer Intl. Equity - Class I      International                    12.3
Fidelity OTC Portfolio                  Large Cap Growth                 11.3
MFS High Income - Class A               Bond                             10.5
Fidelity Select Health Care             Large Cap Growth                  6.4
Longleaf Partners                       Mid Cap Value                     6.2
PIMCO Real Return Fund - Class I        Bond                              5.3
Fidelity Small Cap Independence         Small Cap Growth                  4.8
Marsico Growth                          Large Cap Growth                  4.3

TOTAL FUND ASSETS                       $46,490,620

[STYLE ALLOCATION* PIE CHART]

Large Cap Growth 25.8%
Small Cap Value 12.7%
International 12.3%
Mid Cap Value 6.3%
Mid Cap Growth 4.2%
Cash & Net Other Assets and Liab. 3.1%
Small Cap Growth 4.8%
Large Cap Value 15.0%
Bond 15.8%

*Based on total net assets.

TOP SECTORS**
(TOTALS MAY NOT EQUAL 100%)
[BAR GRAPH]

Healthcare                             18.3
Financial Services                     14.5
Consumer Services                      13.7
Industrial Materials                   10.0
Consumer Goods                          9.4
Energy                                  8.9
Media                                   8.2
Business Services                       6.1
Software                                4.1
Hardware                                3.7
Telecom                                 2.2
Utilities                               0.9

**Equities only
--------------------------------------------------------------------------------
Kobren Insight Management, Inc. is the adviser for Kobren Insight Funds, and Kobren Insight Brokerage, Inc., a NASD broker/dealer, is the distributor for the Funds. Performance data reflects past performance and is not a guarantee of future results. Performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares and would have been lower in the absence of fee waivers and expense reimbursements. Total return figures include reinvestment of all distributions. Investment return and principal value will fluctuate with market conditions and an investor's shares when redeemed may be worth more or less than their original cost.

Portfolio of Investments
DECEMBER 31, 2002

     SHARES  MUTUAL FUNDS - 100.14%                        VALUE  (NOTE 1)

             LARGE CAP GROWTH - 25.84%
---------------------------------------------------------------------------
    219,514  Fidelity OTC Portfolio                        $     5,248,577
     28,985  Fidelity Select Health Care Portfolio               2,955,857
     28,761  Marsico Focus Fund                                    325,856
    172,509  Marsico Growth Fund                                 2,018,353
     66,696  T. Rowe Price Blue Chip Growth Fund                 1,463,984
                                                           ---------------
                                                                12,012,627

             BOND - 15.76%
---------------------------------------------------------------------------
  1,394,128  MFS High Income Fund - Class A                      4,879,450
    217,416  PIMCO Real Return Fund - Inst'l Class               2,448,106
                                                           ---------------
                                                                 7,327,556

             LARGE CAP VALUE - 14.97%
---------------------------------------------------------------------------
    231,428  Oakmark Fund - Class I                              6,961,350

             SMALL CAP VALUE - 12.68%
---------------------------------------------------------------------------
    289,863  Longleaf Partners Small Cap Fund                    5,892,924

             INTERNATIONAL - 12.30%
---------------------------------------------------------------------------
    285,825  Julius Baer Int'l Eq. Fund-Inst'l Class             5,699,348
      1,546  Oakmark Int'l Small Cap Fund-Class I                   16,423
                                                           ---------------
                                                                 5,715,771

             MID CAP VALUE - 6.27%
---------------------------------------------------------------------------
    129,761  Longleaf Partners Fund                              2,885,886
      1,150  Oakmark Select Fund - Class I                          27,383
                                                           ---------------
                                                                 2,913,269

             SMALL CAP GROWTH - 4.82%
---------------------------------------------------------------------------
    168,622  Fidelity Small Cap Ind. Fund                        2,242,669

             MID CAP GROWTH - 4.25%
---------------------------------------------------------------------------
     66,839  Fidelity Sel. Energy Service Port.                  1,963,735
        697  RS Emerging Growth Fund                                13,354
                                                           ---------------
                                                                 1,977,089

             MONEY MARKET FUND - 3.25%
---------------------------------------------------------------------------
  1,512,978  Dreyfus Cash Mgmt. Plus Fund (1)                    1,512,978

              TOTAL MUTUAL FUNDS                                46,556,233
              (COST $45,605,732*)                          ---------------

TOTAL INVESTMENTS                        100.14%                46,556,233
(Cost $45,605,732*)

LIABILITIES NET OF CASH
  AND OTHER ASSETS                        -0.14%                   (65,613)
                                                           ---------------
TOTAL NET ASSETS                         100.00%           $    46,490,620


(1) An affiliate of the Custodian

* For Federal income tax purposes, cost is $45,683,524 and appreciation (depreciation) is as follows:

        Unrealized appreciation:                           $     1,912,208
                                                           ---------------
        Unrealized depreciation:                                (1,039,499)
                                                           ---------------
        Net unrealized appreciation:                       $       872,709

December 31, 2002
Statement of Assets and Liabilities

ASSETS:
Investments, at value (Note 1) (See Portfolio of Investments)    $46,556,233
Dividends receivable                                                  45,694
Receivable for fund shares sold                                        2,230
Prepaid expenses and other assets                                     12,420
                                                                 -----------
   Total assets                                                   46,616,577
                                                                 -----------

LIABILITIES:
Payable for dividend distribution                                      7,800
Payable for fund shares redeemed                                      60,805
Investment advisory fee payable (Note 2)                              18,471
Accrued Trustees' fees and expenses (Note 2)                           4,090
Accrued expenses and other payables                                   34,791
                                                                 -----------
   Total liabilities                                                 125,957
                                                                 -----------
NET ASSETS:                                                      $46,490,620
                                                                 -----------

Investments, at cost                                             $45,605,732
                                                                 -----------

NET ASSETS CONSIST OF:
Accumulated net realized loss on investments sold                $(4,321,129)
Net unrealized appreciation of investments                           950,501
Paid-in capital                                                   49,861,248
NET ASSETS                                                       $46,490,620
                                                                 -----------

SHARES OUTSTANDING                                                 4,643,496
                                                                 -----------

Net asset value, offering and redemption price per share         $     10.01
                                                                 -----------

SEE NOTES TO FINANCIAL STATEMENTS

-------------------------------------------------------------------------------
International investing has special risks, including currency fluctuation, political and economic instability, and the volatility of emerging markets. The S&P 500 Index is an unmanaged index of common stocks. The adviser absorbs certain expenses of each Kobren Insight Fund, without which total returns would have been lower. Portfolio holdings are also subject to change. Data sources:
Kobren Insight Management, Inc. and Morningstar. This report must be preceded or accompanied by a prospectus. Please read it carefully before investing. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-4KOBREN (1-800-456-2736) or by visiting www.kobren.com. Copyright (C)2002

Statement of Operations

FOR THE YEAR ENDED DECEMBER 31, 2002

INVESTMENT INCOME:
Dividends                                                 $    790,291
                                                          ------------
   Total investment income                                     790,291
                                                          ------------

EXPENSES:
Investment advisory fee (Note 2)                               375,735
Administration fee (Note 2)                                     73,404
Transfer agent fees                                             60,721
Custodian fees                                                   3,343
Professional fees                                               31,622
Trustees' fees and expenses (Note 2)                            14,409
Registration and filing fees                                    17,322
Reorganization expenses (Note 1)                                31,476
Other                                                            3,931
                                                          ------------
   Total expenses                                              611,963
Expenses reimbursed by investment adviser (Note 2)            (108,246)
Other reductions (Note 2)                                      (20,112)
                                                          ------------
   Net expenses                                                483,605
                                                          ------------
NET INVESTMENT INCOME                                          306,686
                                                          ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from security transactions                (2,166,017)
Short term capital gain distributions received                  58,704
Long term capital gain distributions received                   53,462
Net increase in unrealized depreciation of securities       (4,167,293)
                                                          ------------
Net realized and unrealized loss on investments             (6,221,144)
                                                          ------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS
                                                          $ (5,914,458)
                                                          ------------

Statements of Changes in Net Assets


                                                   Years Ended December 31,
                                                     2002             2001

Net investment income (loss)                     $    306,686    $   (191,928)
Net realized loss from security transactions       (2,166,017)     (2,192,087)
Short term capital gain distributions received         58,704          26,417
Long term capital gain distributions received          53,462         709,196
Net increase in unrealized depreciation of
investments                                        (4,167,293)     (3,171,868)
                                                 ------------    ------------
Net decrease in net assets resulting from
operations                                         (5,914,458)     (4,820,270)

Distribution to shareholders from:
     Net investment income                           (306,695)           --
     Short-term capital gain distributions
     received                                         (58,704)           --
     Net realized gains on investments                   --          (261,877)
                                                 ------------    ------------
   Total distributions                               (365,399)       (261,877)
Net decrease in net assets from fund share
transactions (Note 5)                              (2,564,072)     (2,688,530)
                                                 ------------    ------------

Net decrease in net assets                         (8,843,929)     (7,770,677)
NET ASSETS:
Beginning of period                                55,334,549      63,105,226
                                                 ------------    ------------
End of period                                    $ 46,490,620    $ 55,334,549
                                                 ------------    ------------
Accumulated net investment income                $       --      $       --
                                                 ------------    ------------

SEE NOTES TO FINANCIAL STATEMENTS

Financial Highlights

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR.

                                                 FOR THE YEAR   FOR THE YEAR   FOR THE YEAR   FOR THE YEAR    FOR THE YEAR
                                                     ENDED          ENDED           ENDED          ENDED           ENDED
                                                  12/31/2002     12/31/2001     12/31/2000     12/31/1999    12/31/1998 (A)
                                                  ----------     ----------     ----------     ----------     ----------
Net asset value - beginning of period             $    11.37     $    12.32     $    15.34     $    12.54     $    11.51

Net investment income (loss) (1)(c)                     0.07          (0.04)         (0.04)         (0.04)         (0.02)
Short term capital gain distributions received          0.01           0.01           0.22           0.14           0.05
Net realized and unrealized gain (loss) on
investments                                            (1.36)         (0.87)         (1.68)          3.63           1.29
                                                  ----------     ----------     ----------     ----------     ----------
Net increase (decrease) in net assets resulting
from investment operations                             (1.28)         (0.90)         (1.50)          3.73           1.32

Distributions from net investment income               (0.07)          --             --             --             --
Distributions from short term capital gain
distributions received                                 (0.01)          --            (0.19)         (0.10)         (0.03)
Distributions from net realized gains on
investments                                             --            (0.05)         (1.33)         (0.83)         (0.26)
                                                  ----------     ----------     ----------     ----------     ----------
Total distributions                                    (0.08)         (0.05)         (1.52)         (0.93)         (0.29)

Net asset value - end of period                   $    10.01     $    11.37     $    12.32     $    15.34     $    12.54
                                                  ----------     ----------     ----------     ----------     ----------

Total return (b)                                      (11.26)%        (7.28)%        (9.75)%        29.70%         11.45%
                                                  ----------     ----------     ----------     ----------     ----------
Ratios to average net assets/supplemental data:
Net assets, end of period (in 000's)              $   46,491     $   55,335     $   63,105     $   73,151     $   64,507
Ratio of net investment income (loss)
to average net assets (c)                               0.61%         (0.32)%        (0.41)%        (0.34)%        (0.19)%
Ratio of operating expenses to average net
assets before fees waived and/or expenses
reimbursed by investment adviser and other
reductions (2)                                          1.21%          1.08%          1.06%          1.07%          1.07%
Ratio of operating expenses to average net
assets after reimbursements and reductions (2)          0.96%          0.96%          0.99%          0.98%          0.91%
Portfolio turnover rate                                  143%            80%            93%            66%            62%

--------------------------------------------------------------------------------------
(a) Per share net investment income has been calculated using the monthly average share method.
(b) Total return represents aggregate total return for the period indicated and would have been lower in the absence of fee waivers and expense reimbursements and assumes reinvestment of all distributions.
(c) Net investment income (loss) would have been lower in the absence of fee waivers and expense reimbursements.
1.  Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
2.  Does not include expenses of the investment companies in which the Fund invests.

Notes to Financial Statements - December 31, 2002

1.       SIGNIFICANT ACCOUNTING POLICIES:
Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company and currently consists of two funds.

At a special meeting held on February 11, 2002, the Board of Trustees of the Trust approved an Agreement and Plan of Reorganization to exchange shares of Kobren Moderate Growth Fund into shares of Kobren Growth Fund. A summary of the reorganization as of April 26, 2002 is as follows:

FUND                                 TOTAL NET ASSETS   UNREALIZED GAIN      SHARES EXCHANGED      NET ASSET VALUE
----                                 ----------------   ---------------      ----------------      ---------------
Kobren Moderate Growth Fund          $19,984,387        $1,235,942           1,895,468             $10.54

                        NET ASSETS         PROCEEDS          NET ASSETS        SHARES ISSUED IN
FUND                 PRIOR TO MERGER      FROM MERGER       AFTER MERGER           EXCHANGE         NET ASSET VALUE
----                 ---------------      -----------       ------------       ----------------     ---------------
Kobren Growth Fund  $36,317,000         $19,984,387      $56,301,387         1,731,711             $11.54

As of December 31, 2002, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to Kobren Growth Fund (the "Fund"). The Fund seeks to achieve its investment objective by investing primarily in shares of other investment companies ("underlying funds"), but also may invest directly in securities that are suitable investments for the Fund. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- The underlying funds are valued according to their stated net asset value. The Fund's other investment securities are valued at the last sale price on the primary securities exchange or national securities market on which such securities are traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term investments are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

DIVIDENDS AND DISTRIBUTIONS -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain if any (including net short-term capital gains) annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gain for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2002 and 2001 was as follows:

                                                      KOBREN GROWTH
DISTRIBUTIONS PAID FROM:                             2002         2001
                                                  ---------    ---------
Ordinary income                                   $ 365,399    $      --
Long-term capital gain                                   --      261,877
                                                  ---------    ---------
                                                  $ 365,399    $ 261,877

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                           KOBREN GROWTH
Capital loss carryforward                                  $ (1,874,521)
Unrealized appreciation                                         872,709
                                                           ------------
                                                           $ (1,001,812)

Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financial statements because of permanent book and tax basis differences. Permanent book and tax basis differences of $58,713, $(543,018) and $484,305 were reclassified at December 31, 2002 between undistributed net investment income, accumulated net realized loss on investments and paid-in capital for the Fund. These reclassifications are related to short-term capital gain dividends received, wash sales and capital loss carryforwards related to Moderate Growth Fund. The difference between book basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable. For the year ended December 31, 2002, the Fund had capital loss carryforwards of $326,295 from Moderate Growth Fund and $1,548,226 from Growth Fund expiring on December 31, 2008 and 2009, respectively. Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer capital losses occurring between November 1, 2002 and December 31, 2002 in the amount of $2,368,816.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated between the funds based upon relative net assets of each fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS:
The Trust has entered into an investment advisory agreement with Kobren Insight Management, Inc. ("KIM"). The Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 0.75% of the Fund's average daily net assets. KIM has voluntarily agreed to limit the Fund's other operating expenses and reorganization expenses to 0.25% of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

         The Trust has also entered into an administration agreement with PFPC Inc. (the "Administrator"), a member of the PNC Financial Services Group, Inc. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirectly wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Fund's shares and bears all distribution costs. No distribution fees are paid by the Fund.

For the year ended December 31, 2002, expense reimbursements were as follows:

                            EXPENSES REIMBURSED
                           BY INVESTMENT ADVISER         OTHER REDUCTIONS (1)
                           ---------------------         --------------------
Kobren Growth Fund               $ 108,246                     $ 20,112

(1) Reimbursement to Fund of 12b-1 distribution fees paid to KIB by certain fund investments held in the portfolios owned by the Fund.

         No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES: The Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees at an annual rate of up to 0.10% of the average daily balances of accounts invested through those networks. Costs of $11,816 were incurred by the Fund for the year ended December 31, 2002, and are included in other expenses on the Statement of Operations.

4. PURCHASES AND SALES: The aggregate amounts of purchases and sales of the Fund's investment securities, other than short-term securities, for the year ended December 31, 2002, were $54,317,825 and $78,146,401 of non-governmental issues, respectively.

5. SHARES OF BENEFICIAL INTEREST: As of December 31, 2002, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:

                                                 YEAR ENDED DECEMBER 31, 2002    YEAR ENDED DECEMBER 31, 2001
                                                     SHARES         AMOUNT          SHARES          AMOUNT
                                                 ------------    ------------    ------------    ------------
Shares sold                                           700,309    $  7,481,746         687,505    $  8,208,286
Shares issued as reinvestment of distributions         35,724         357,599          22,777         260,805
Shares issued due to merger (Note 1)                1,731,711      19,984,387            --              --
Shares redeemed                                    (2,690,648)    (30,387,804)       (965,330)    (11,157,621)
                                                 ------------    ------------    ------------    ------------
Net decrease                                         (222,904)   $ (2,564,072)       (255,048)   $ (2,688,530)
                                                 ------------    ------------    ------------    ------------

At December 31, 2002, KIM and its affiliates owned 482,828 shares of the Fund representing 10.40% of the total outstanding shares.

6. RISK FACTORS OF THE FUND: Indirectly investing in underlying funds through Kobren Growth Fund involves additional and duplicative expenses and certain tax results that would not be present if an investor were to make a direct investment in the underlying funds. The Fund, together with any "affiliated persons" (as such term is defined in the 1940 Act) may purchase only up to 3% of the total outstanding securities of an underlying fund. Accordingly, when the Trust, KIM or their affiliates hold shares of any of the underlying funds, the Fund's ability to invest fully in shares of such underlying funds may be restricted, and KIM must then, in some instances, select alternative investments for the Fund.

7. TAX INFORMATION (UNAUDITED): The percentage of income from direct obligations of the U.S. Government in the Fund was 17.47%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Kobren Insight Funds and the Shareholders of Kobren Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Kobren Growth Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

Boston, Massachusetts                               PricewaterhouseCoopers LLP
February 14, 2003

ADDITIONAL INFORMATION (UNAUDITED) - December 31, 2002

Information about Trustees and Officers
Information pertaining to the Trustees and officers* of the Trust is set forth below. The Statement of Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request.

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
TRUST                 TIME SERVED1                                                   TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edward B. Bloom          6 years     Chief Financial Officer and Treasurer of           2             None
c/o 20 William                       International Data Group Inc., a
Street, Suite 310                    publishing company.
Wellesley Hills, MA
02481
Age: 52, Trustee

----------------------------------------------------------------------------------------------------------------
Arthur Dubroff           6 years     Chief Financial Officer of Net2Phone,              2            Virtual
c/o 20 William                       Inc., a provider of Voice over Internet                      Communities,
Street, Suite 310                    Protocol telephony services, from November                       Inc.
Wellesley Hills, MA                  2002 to present; Chief Financial Officer
02481                                of Virtual Communities, Inc, a software
Age: 52, Trustee                     provider, from July 2000 to the present;
                                     Managing Principal of Turnberry
                                     Consulting, LLC from October 1999 to
                                     present; Executive V.P. and Chief
                                     Financial Officer of Enhance Financial
                                     Ser-vices Group, Inc. from July 1996 to
                                     September 1999.

----------------------------------------------------------------------------------------------------------------
Robert I. Goldfarb       4 years     Counsel to Andrx Corporation since March           2             None
c/o 20 William                       2000; Partner at Hughes Hubbard & Reed
Street, Suite 310                    LLP, a law firm, and associated with the
Wellesley Hills, MA                  firm from July 1989 through July 2000.
02481
Age: 47, Trustee

----------------------------------------------------------------------------------------------------------------
Stuart J. Novick         6 years     Senior Vice President and General Counsel          2             None
c/o 20 William                       of Children's Hospital Boston since April
Street, Suite 310                    1997; Vice President and General Counsel
Wellesley Hills, MA                  of Children's Hospital Boston from April
02481                                1986 to April 1997.
Age: 52, Trustee
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES2
----------------------------------------------------------------------------------------------------------------
Eric M. Kobren           6 years     President of Mutual Fund Investors                 2             None
20 William Street,                   Association, Inc. since 1985; President of
Suite 310                            Kobren Insight Management, Inc. and Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. since 1987.  These
02481                                are a financial publishing concern, a
Age: 49                              registered investment advisory firm and a
Chairman and                         registered broker-dealer, respectively.
President                            Since 2001, Managing Member of Alumni
                                     Capital, LLC, a General Partner to a
                                     private investment partnership.

----------------------------------------------------------------------------------------------------------------
Michael P.               6 years     Retired. From December 1994 to June 1997,          2            PuraDYN
Castellano                           Chief Administrative Officer of Kobren                          Filter
c/o 20 William                       Insight Management, Inc. and a registered                    Technologies,
Street, Suite 310                    representative of Kobren Insight                                 Inc.
Wellesley Hills, MA                  Brokerage, Inc.                                               ResortQuest
02481                                                                                             International,
Age: 61 Trustee                                                                                       Inc.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Eric J. Godes            6 years     Managing Director of Kobren Insight               N/A             N/A
20 William Street,                   Management, Inc. and Managing Director and
Suite 310                            a registered representative of Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. Since 2001,
02481                                Managing Director of Alumni Capital, LLC,
Age: 41                              a General Partner to a private investment
Chief Financial                      partnership.
Officer, Vice
President,
Treasurer, Secretary
----------------------------------------------------------------------------------------------------------------

* The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

1 Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.


2  "Interested  person"  of the  Trust  as  defined  in the  1940  Act.  Messrs.  Kobren  and  Castellano  are each considered an "interested  person" because of their affiliation with Kobren Insight  Management,  Inc. and Kobren
  Insight Brokerage, Inc., which acts as the Trust's investment adviser and distributor, respectively.

[Kobren Insight Funds logo]
Delphi Value Fund
Annual Report
December 31, 2002

Dear Fellow Shareholders,

         As you well know, 2002 proved to be a disappointing year for the US equity markets. A confluence of factors -- a paucity of corporate earnings, issues of management integrity and corporate governance, and the impending war with Iraq -- propelled the major averages to their third consecutive annual decline, the first "triple dip" since the period 1939 through 1941. Although the Delphi Value Fund fared very well compared to all of the relevant indices during the past year, -9.6% Retail class (-9.4% Institutional class) versus -22.1% (S&P
500), -16.6% (Dow Jones Industrials), and -9.6% (Russell Midcap Value), I take no particular pride in reporting a loss. For the record, after realizing a modest 1.0% gain in the first half, the Fund's Retail class posted a 10.5% decline in the past six months.

[Scott Black photo]

         Ironically, most of the Delphi Value Fund's second half decline can be attributed to non-diversifiable market action rather than poor stock selection. Amongst the eighty-one year-end common stock holdings, over 70% of the individual companies reported increased earnings per share in their latest respective quarter. Congruent with our value philosophy, the portfolio price/earnings ratio was a relatively low 12.9x forecast 2003 earnings with an average return on equity of 16.6% (based on the latest portfolio diagnostics as of September 30, 2002).

         During the second half, twenty of the portfolio holdings actually advanced. Western Digital, a leading disc drive manufacturer, spurted 96.6% based upon a major earnings turnaround. Responding to the price spikes in both oil and gas, a potpourri of energy positions rallied; XTO Energy (+19.9%), Denbury Resources (+13.0%), Cabot Oil & Gas (+8.4%), and Westport Resources (+4.5%). Finally, old favorites like the Washington Post and Berkshire Hathaway gained 35.4% and 8.5%, respectively. Conversely, price declines were prominently manifest in three industrial categories; namely, technology (Kemet, LSI Logic), food and beverage (AFC Enterprises, Jack in the Box), and homebuilding (D.R. Horton, Lennar). Admittedly, the US technology sector remained listless throughout 2002 while the aforementioned restaurant chains and homebuilders realized record quarterly earnings throughout the year.

         A review of portfolio activity for the past six month period indicates an emphasis on purchasing high return on equity consumer franchises at low multiple valuations. Ross Stores, an off-price retailer, Jones Apparel, Polo Ralph Lauren, and Ryan's Family Steak House were all acquired below 12.5x expected 2003 earnings with returns on equity ranging from 15% to 30% after-tax. Two well-managed industrial concerns, Alcoa and Lear, were purchased in anticipation of an industrial recovery in 2003.

         Reiterating some of my observations from the Barron's Roundtable, I am bullish on the US economy in 2003 and optimistic for a concomitant rally in the US equity markets. First, some form of an economic stimulus package should pass Congress in the first half of 2003. Secondly, a short war with Iraq, costing $100 to $150 Billion, would add another 100 to 150 basis points to real GDP growth. Overall, the US economy should record 3%+ real growth with modest inflation (less than 2%). Although we are market agnostics (remaining fully-invested throughout all market cycles), I can categorically state that, for the first time in many years, the general market index as measured by the S&P 500, is fairly valued at 879.82. While it is easy to focus upon potentially negative scenarios -- terrorist reprisals in the United States, a broadened Mideast conflict, and North Korean nuclear brinksmanship -- it is important to remember that, since inception in 1776, our nation and citizenry have been both highly resilient and eminently resourceful.

         I thank you for your continued support.

Very truly yours,
/s/ Scott M. Black
Scott M. Black
Portfolio Manager
Scott M. Black
Fund Overview
December 31, 2002

[Value of $10,000 invested 12/23/98 Line Graph]

* The Russell Midcap Value Index is replacing the Russell 2000 Value Index as the Fund's performance benchmark. The Russell Midcap Value Index is more representative of the Fund's investment style and should allow for more meaningful performance comparisons.

                                   TOTAL RETURN
                            12 MONTHS         ANNUALIZED
                              ENDED         SINCE INCEPTION
                            12/31/02          (12/23/98)
                            -------------------------------

Retail Class                 -9.6%               +5.0%
Institutional Class          -9.4%               +5.3%
Russell Midcap Value         -9.6%               +3.1%
Russell 2000 Value          -11.4%               +6.0%

NET ASSET VALUE - 12/31/02

Retail Class                $11.91
Institutional Class         $12.02

TOTAL NET ASSETS

$77,404,155

TOP TEN EQUITY HOLDINGS
SECURITY                              SECTOR                           ALLOC (%)
--------------------------------------------------------------------------------
Berkshire Hathaway, Inc., Cl. B     Conglomerates                      2.7
RenaissanceRe Holdings, Ltd.        Insurance                          1.8
Washington Post, Cl. B              Publishing & Broadcasting          1.7
Gannett, Inc.                       Publishing & Broadcasting          1.7
McClatchy Co., Cl. A                Publishing & Broadcasting          1.7
IPC Holdings, Ltd.                  Insurance                          1.6
FedEx Corp.                         Transportation                     1.4
First Essex Bancorp, Inc.           Banking                            1.4
Pepsi Bottling Group, Inc.          Food & Beverage                    1.4
Wells Fargo & Co.                   Banking                            1.4

[Sectors pie chart]

Consumer Related                                     1.1%
Manufacturing                                        2.1%
Transportation                                       2.8%
Textiles & Apparel                                   3.3%
Aerospace/Technology                                 3.6%
Retail                                               4.0%
Basic Materials                                      4.1%
Food & Beverage                                      5.6%
Construction & Real Estate                           5.7%
Conglomerates                                        6.3%
Cash  & Net Other Assets and Liabilities             6.4%
Insurance                                            7.2%
Financial Services                                   9.9%
Banking                                             10.2%
Energy                                              11.7%
Publishing & Broadcasting                           16.0%

[Asset Allocation pie chart]

Cash & Net Other
Assets and Liabilities                               6.4%
Equity                                              93.6%

Delphi Management, Inc. is the sub-adviser responsible for the day-to-day portfolio management of Delphi Value Fund and Kobren Insight Brokerage, Inc., a NASD broker/dealer, is the distributor of the Fund. Performance data reflects past performance and is not a guarantee of future returns. Performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return figures include reinvestment of all distributions. Investment returns and principal values fluctuate with changing market conditions, so that when redeemed, shares may be worth more or less than their original cost. The Russell Indexes are unmanaged indexes of common stocks. The Adviser absorbed certain expenses of the Fund during certain periods, without which the total return would be lower. Portfolio holdings and percentages of the Fund may change at any time. You may obtain a prospectus by calling a Kobren Insight Fund representative at 1-800-456-2736.

PORTFOLIO OF INVESTMENTS
December 31, 2002

SHARES                                               VALUE (Note 1)

COMMON STOCKS - 93.54%
AEROSPACE/TECHNOLOGY - 3.56%
32,000            Arrow Electronics, Inc. (1)                $   409,280
12,300            General Dynamics Corp.                         976,251
33,000            Kemet Corp. (1)                                288,420
76,600            LSI Logic Corp. (1)                            441,982
99,600            Western Digital Corp. (1)                      636,444
                                                             -----------
                                                               2,752,377

BANKING - 10.17%
39,500            Banknorth Group, Inc.                          892,700
77,750            Colonial BancGroup, Inc.                       927,557
28,000            Community Bank System, Inc.                    877,800
33,000            First Essex Bancorp, Inc.                    1,102,200
28,350            North Fork Bancorporation, Inc.                956,529
37,500            Southwest Bancorp, Inc.                        974,625
30,400            Webster Financial Corp.                      1,057,920
23,065            Wells Fargo & Co.                            1,081,057
                                                             -----------
                                                               7,870,388

BASIC MATERIALS - 4.14%
36,000            Alcoa, Inc.                                    820,080
32,750            Cytec Industries, Inc. (1)                     893,420
62,000            Lyondell Chemical Co.                          783,680
30,050            Plum Creek Timber Co., Inc., REIT              709,180
                                                             -----------
                                                               3,206,360

CONGLOMERATES - 6.34%
   869            Berkshire Hathaway, Inc., Cl B (1)           2,105,587
18,500            Norsk Hydro A/S, SP ADR                        821,585
32,600            St. Joe Co. (The)                              978,000
23,300            Textron, Inc.                                1,001,667
                                                             -----------
                                                               4,906,839

CONSTRUCTION & REAL ESTATE - 5.71%
26,000            Boston Properties, Inc., REIT                  958,360
49,318            D.R. Horton, Inc.                              855,667
32,000            Equity Office Properties Trust, REIT           799,360
20,015            Lennar Corp.                                 1,032,774
38,400            Toll Brothers, Inc. (1)                        775,680
                                                             -----------
                                                               4,421,841

CONSUMER RELATED - 1.06%
50,500            Disney (Walt) Co.                              823,655

ENERGY - 11.74%
35,000            Cabot Oil & Gas Corp.                          867,300
81,000            Denbury Resources, Inc. (1)                    915,300
16,926            Devon Energy Corp.                             776,903
18,000            Enbridge Energy Partners, LP                   758,700
34,458            GlobalSantaFe Corp.                            838,019
48,000            GulfMark Offshore, Inc. (1)                    708,000
20,800            Talisman Energy, Inc.                          752,336
28,325            Tidewater, Inc.                                880,908
24,000            Unocal Corp.                                   733,920
38,700            Westport Resources Corp. (1)                   804,960
42,550            XTO Energy, Inc.                             1,050,985
                                                             -----------
                                                               9,087,331

FINANCIAL SERVICES - 9.85%
27,000            American Express Co.                           954,450
16,584            Bear Stearns Cos., Inc.                        985,089
25,900            Citigroup, Inc.                                911,421
17,000            Freddie Mac                                  1,003,850
11,500            Goldman Sachs Group, Inc.                      783,150
36,015            iStar Financial, Inc., REIT                  1,010,221
17,800            Lehman Brothers Holdings, Inc.                 948,562
25,755            Morgan Stanley                               1,028,139
                                                             -----------
                                                               7,624,882

FOOD & BEVERAGE - 5.61%
39,000            AFC Enterprises, Inc. (1)                      819,390
39,300            Jack in the Box, Inc. (1)                      679,497
42,600            Pepsi Bottling Group, Inc.                   1,094,820
66,000            PepsiAmericas, Inc.                            886,380
76,000            Ryan's Family Steak Houses, Inc. (1)           862,600
                                                             -----------
                                                               4,342,687

INSURANCE - 7.18%
59,000            CNA Surety Corp.                               463,150
40,200            IPC Holdings, Ltd. (1)                       1,267,908
18,000            MGIC Investment Corp.                          743,400
22,800            Radian Group, Inc.                             847,020
34,400            RenaissanceRe Holdings, Ltd.                 1,362,240
11,300            XL Capital, Ltd., Class A                      872,925
                                                             -----------
                                                               5,556,643

MANUFACTURING - 2.09%
23,000            Lear Corp. (1)                                 765,440
40,600            Masco Corp.                                    854,630
                                                             -----------
                                                               1,620,070

PUBLISHING & BROADCASTING - 15.97%
35,000            Comcast Corp., Class A (1)                     790,650
27,000            Cox Comm., Inc., Class A (1)                   766,800
19,900            Dow Jones & Co., Inc.                          860,277
18,600            Gannett, Inc.                                1,335,480
39,300            Harte-Hanks, Inc.                              733,731
25,400            Lee Enterprises, Inc.                          851,408
76,400            Liberty Media Corp., Class A (1)               683,016
23,000            McClatchy Co., Class A                       1,304,790
17,500            McGraw-Hill Cos., Inc.                       1,057,700
34,800            News Corp., Ltd., SP ADR                       913,500
19,550            Scholastic Corp. (1)                           702,822
25,000            Viacom, Inc., Class B (1)                    1,019,000
 1,823            Washington Post, Class B                     1,345,374
                                                             -----------
                                                              12,364,548

RETAIL - 3.98%
25,500            Ethan Allen Interiors, Inc.                    876,435
24,200            Federated Department Stores, Inc. (1)          695,992
18,000            Ross Stores, Inc.                              763,020
32,525            The May Department Stores Co.                  747,425
                                                             -----------
                                                               3,082,872

TEXTILES & APPAREL - 3.33%
25,300            Jones Apparel Group, Inc. (1)                  896,632
33,000            Liz Claiborne, Inc.                            978,450
32,200            Polo Ralph Lauren Corp. (1)                    700,672
                                                             -----------
                                                               2,575,754

TRANSPORTATION - 2.81%
20,500            FedEx Corp.                                  1,111,510
26,065            Teekay Shipping Corp.                        1,060,846
                                                             -----------
                                                               2,172,356

TOTAL COMMON STOCKS                                           72,408,603
-------------------
(Cost $66,086,794)

INVESTMENT COMPANY - 6.51%
5,038,082         Dreyfus Cash Mgmt. Plus Fund (2)           $ 5,038,082

TOTAL INVESTMENT COMPANY                                       5,038,082
(Cost $5,038,082)                                            -----------

TOTAL INVESTMENTS - 100.05%                                   77,446,685
(Cost $71,124,876*)


LIABILITIES NET OF CASH
& OTHER ASSETS - (0.05)%                                         (42,530)
                                                             -----------

TOTAL NET ASSETS - 100.00%                                   $77,404,155
                                                             -----------

(1) Non-income producing
(2) An affiliate of the Custodian
LP Limited Partnership
REIT Real Estate Investment Trust
SP ADR Sponsored American Depositary Receipt

* For Federal income tax purposes, cost is $71,095,775 and appreciation (depreciation) is as follows:

Unrealized appreciation:            $ 11,933,221
Unrealized depreciation:              (5,582,311)
                                    ------------
Net unrealized appreciation:        $  6,350,910
                                    ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2002

ASSETS:
Investments, at value (Note 1)
    (See Portfolio of Investments)                   $ 77,446,685
Cash                                                        3,399
Dividends receivable                                       77,618
Receivable for shares sold                                 59,760
Prepaid expenses                                            5,456
                                                     ------------
Total assets                                           77,592,918
                                                     ------------

LIABILITIES:
Payable for investments purchased                          63,825
Payable for shares redeemed                                 3,492
Investment advisory fee payable (Note 2)                   66,282
Distribution fee payable (Note 2)                           9,247
Accrued trustees' fees and expenses (Note 2)                6,716
Accrued expenses and other payables                        39,201
                                                     ------------
Total liabilities                                         188,763
                                                     ------------

NET ASSETS                                           $ 77,404,155
                                                     ------------
Investments, at cost                                 $ 71,124,876
                                                     ------------

NET ASSETS CONSIST OF:
Accumulated net investment income                        $ 51,750
Accumulated net realized loss on investments sold     (1,292,563)
Net unrealized appreciation of investments              6,321,809
Paid-in capital                                        72,323,159
                                                     ------------

NET ASSETS                                           $ 77,404,155
                                                     ------------

COMPUTATION OF NET ASSET VALUE
RETAIL CLASS SHARES:
Net asset value, offering and redemption price
per share ($43,808,068 / 3,678,116 shares)                $ 11.91
                                                     ------------

INSTITUTIONAL CLASS SHARES:
Net asset value, offering and redemption price
per share ($33,596,087 / 2,795,761 shares)                $ 12.02
                                                     ------------

SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the year ended December 31, 2002

INVESTMENT INCOME:
Dividends (net of withholding tax of $754)                  $   1,168,198
                                                            -------------
Total investment income                                         1,168,198
                                                            -------------

EXPENSES:
Investment advisory fee (Note 2)                                  774,459
Administration fee (Note 2)                                        76,431
Transfer agent fees (Note 2)                                       74,594
Sub-transfer agent fee (Retail Class) (Note 3)                     23,269
Custodian fees (Note 2)                                            18,989
Professional fees                                                  39,225
Trustees' fees and expenses (Note 2)                               22,868
Registration and filing fees                                       23,365
Distribution fees (Retail Class) (Note 2)                         114,630
Other                                                               3,073
                                                            -------------
Total expenses                                                  1,170,903
                                                            -------------

NET INVESTMENT LOSS                                               (2,705)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS :
Net realized loss from security transactions                  (1,065,724)
Net increase in unrealized depreciation of securities         (7,300,886)
                                                            -------------
Net realized and unrealized loss on investments               (8,366,610)
                                                            -------------

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ (8,369,315)
                                                            -------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                      For the Year Ended        For the Year Ended
                                                                      December 31, 2002         December 31, 2001
                                                                      -----------------         -----------------
Net investment loss                                                     $     (2,705)             $    (12,174)
Net realized loss from security transactions                              (1,065,724)                 (312,166)
Net increase in unrealized appreciation (depreciation) of investments     (7,300,886)                1,441,589
                                                                        ------------              ------------
Net increase (decrease) in net assets resulting from operations           (8,369,315)                1,117,249
DISTRIBUTION TO SHAREHOLDERS FROM:
  RETAIL SHARES:
     Net realized gains on investments                                          --                    (225,696)
                                                                        ------------              ------------
          Total distributions                                                   --                    (225,696)
  INSTITUTIONAL SHARES:
     Net realized gains on investments                                          --                    (139,881)
                                                                        ------------              ------------
          Total distributions                                                   --                    (139,881)
  Total distributions to shareholders                                           --                    (365,577)
Net increase in net assets from fund share transactions                   13,091,829                 2,661,836
                                                                        ------------              ------------

Net increase in net assets                                                 4,722,514                 3,413,508

NET ASSETS:
Beginning of period                                                       72,681,641                69,268,133
                                                                        ------------              ------------
End of period                                                           $ 77,404,155              $ 72,681,641

Accumulated net investment income                                       $     51,750              $       --
                                                                        ------------              ------------

SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

For a fund share outstanding throughout the year.

                                                                               RETAIL CLASS SHARES
                                                                               -------------------

                                                                                                               For the Period
                                                                                                              December 23, 1998
                                                 For the Year   For the Year   For the Year   For the Year    (commencement of
                                                     Ended         Ended          Ended          Ended         operations) to
                                                  12/31/2002     12/31/2001     12/31/2000     12/31/1999     December 31, 1998
                                                 ---------------------------------------------------------------------------------
Net asset value - beginning of period                  $ 13.18       $ 13.00         $ 11.19       $ 10.12             $ 10.00

Net investment income (loss) (f)                        (0.02)        (0.02)          (0.01)     -- (d)(e)                0.01
Net realized and unrealized gain (loss) on
investments                                             (1.25)          0.27            1.94          1.14                0.11
                                                 ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from investment operations                    (1.27)          0.25            1.93          1.14                0.12

Distributions from net investment income                    --            --              --        -- (e)                  --
Distributions from net realized gains on
investments                                                 --        (0.07)          (0.12)        (0.07)                  --
                                                 ---------------------------------------------------------------------------------
Total distributions                                         --        (0.07)          (0.12)        (0.07)                  --

Net asset value - end of period                        $ 11.91       $ 13.18         $ 13.00       $ 11.19             $ 10.12
                                                 ---------------------------------------------------------------------------------

Total return (a)                                       (9.64)%         1.90%          17.30%        11.30%                1.20%(c)
                                                 ---------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)                   $43,808       $44,744         $45,312       $31,055              $5,056
Ratio of net investment income/(loss) to
average net assets (f)                                 (0.13)%       (0.12)%         (0.12)%         0.00%                0.82%(b)
Ratio of operating expenses to average net
asset
before fees waived and/or expenses reimbursed            1.63%         1.64%           1.71%         1.86%               10.91%(b)
by investment adviser and administrator
Ratio of operating expenses to average net
assets                                                   1.63%         1.64%           1.71%         1.75%                1.75%(b)
after waivers and/or expense reimbursements
Portfolio turnover rate                                    23%           29%             45%           17%                   0%(c)


---------------------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and would have been lower during periods in which fees were waived and expenses reimbursed and assumes reinvestment of all distributions.
(b) Annualized
(c) Not Annualized.
(d) The selected per share data was calculated using the weighted average share method for the period.
(e) The selected amounts are less than $0.005.
(f) Net investment income (loss) would have been lower during periods in which fees were waived and expenses reimbursed.

FINANCIAL HIGHLIGHTS
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH YEAR

For a fund share outstanding throughout the year.

                                                                         INSTITUTIONAL CLASS SHARES
                                                                         --------------------------
                                                                                                               For the Period
                                                                                                              December 23, 1998
                                            For the Year      For the Year    For the Year   For the Year     (commencement of
                                               Ended             Ended            Ended         Ended            operations)
                                             12/31/2002        12/31/2001      12/31/2000     12/31/1999    to December 31, 1998
                                            --------------------------------------------------------------------------------------
Net asset value - beginning of period              $ 13.26           $ 13.05        $ 11.20       $ 10.12               $ 10.00

Net investment income (e)                             0.02              0.02           0.02          0.03(d)               0.01
Net realized and unrealized gain (loss)
on investments                                      (1.26)              0.26           1.95          1.14                  0.11
                                            --------------------------------------------------------------------------------------
Net increase (decrease) in net assets
resulting from investment operations                (1.24)              0.28           1.97          1.17                  0.12

Distributions from net investment income                --                --             --        (0.02)                    --
Distributions from net realized gains
on investments                                          --            (0.07)         (0.12)        (0.07)                    --
                                            --------------------------------------------------------------------------------------
Total distributions                                     --            (0.07)         (0.12)        (0.09)                    --

Net asset value - end of period                     $12.02            $13.26         $13.05        $11.20                $10.12
                                            --------------------------------------------------------------------------------------

Total return (a)                                   (9.35)%             2.12%         17.64%        11.61%                 1.20%(c)
                                            --------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:

Net assets, end of period (in 000's)              $ 33,596          $ 27,938       $ 23,956      $ 22,763                 $ 272
Ratio of net investment income to
average net assets (e)                               0.17%             0.18%          0.18%         0.25%                 1.07%(b)
Ratio of operating expenses to average
net assets before fees waived and/or
expenses reimbursed by investment
adviser and administrator                            1.33%             1.34%          1.41%         1.57%                10.66%(b)
Ratio of operating expenses to average
net assets after waivers and/or expense
reimbursements                                       1.33%             1.34%          1.41%         1.50%                 1.50%(b)
Portfolio turnover rate                                23%               29%            45%           17%                    0%(c)

----------------------------------------------------------------------------------------------------------------------------------
(a) Total return represents aggregate total return for the period indicated and would have been lower during periods in which fees were waived and expenses reimbursed and assumes reinvestment of all distributions.
(b) Annualized
(c) Not Annualized.
(d) The selected per share data was calculated using the weighted average share method for the period.
(e) Net investment income would have been lower during periods in which fees were waived and expenses reimbursed.

SEE NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES: Kobren Insight Funds (the "Trust") was organized on September 13, 1996, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a no-load, open-end diversified management investment company. As of December 31, 2002, the Trust offered shares of two funds, Kobren Growth Fund and Delphi Value Fund. Information presented in these financial statements pertains only to the Delphi Value Fund (the "Fund"). The Fund is authorized to issue two classes of shares - the Retail Class and the Institutional Class. Each class of shares outstanding bears the same voting, dividend, liquidation and other rights and conditions, exceptthat the expenses incurred in the distribution and marketing of such shares are different for each class. Additionally, the Retail Class is subject to 12b-1 fees and sub-transfer agent fees. The Fund seeks to achieve its investment objective by investing primarily in equity securities of U.S. companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Fund based on the relative net assets of each class.

Use of Estimates -- The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Portfolio Valuation -- Investment securities are valued at the last sale price on the securities exchange or national securities market on which such securities are primarily traded. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Short-term securities are valued at amortized cost which approximates market value. Any securities or other assets for which recent market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

Dividends and Distributions -- It is the policy of the Fund to declare and pay dividends from net investment income annually. The Fund will distribute net realized capital gain, if any (including net short-term capital gain) annually, unless offset by any available capital loss carryforward. Additional distributions of net investment income and capital gains for the Fund may be made in order to avoid the application of a 4% non-deductible excise tax on certain undistributed amounts of ordinary income and capital gain. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by the Fund. The tax character of distributions paid during 2002 and 2001 was as follows:

                                               DELPHI VALUE FUND
                                           ----------------------------
Distributions paid from:                      2002              2001
                                           ----------        ----------
Ordinary income                            --                $  365,577
Long-term capital gain                     --                --
                                           ----------        ----------
                                           --                $  365,577

As of December 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                           DELPHI VALUE FUND
                                           -----------------
Capital loss carryforward                   $ (1,274,204)
Net unrealized appreciation                    6,350,910
                                            -------------
                                            $  5,076,706

Net investment income and realized gain and loss for federal income tax purposes may differ from that reported in the financial statements because of permanent book and tax basis differences. Permanent book and tax basis differences of $54,455, $65,089 and $(119,544) were reclassified at December 31, 2002 between accumulated net investment income, accumulated net realized loss on investments and paid-in capital for the Fund. These reclassifications related to return of capital adjustments due to REIT adjustments, long-term capital gain dividends received and the treatment of net operating losses. The difference between book basis and tax-basis unrealized appreciation is attributable to the REIT adjustments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the specific identified cost basis. Dividend income is recognized on the exdividend date. Dividend income on foreign securities is recognized as soon as the Fund is informed of the ex-dividend date. Interest income is recognized on the accrual basis. All discounts/premiums are accreted/amortized using the effective yield method.

FEDERAL INCOME TAX -- The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, applicable to regulated investment companies, by distributing substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is applicable.

For the year ended December 31, 2002, Delphi Value Fund had capital loss carryforwards of $299,998 and $974,206 expiring on December 31, 2009 and 2010, respectively. Under current tax laws, certain capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 2002, the Fund elected to defer capital losses occurring between November 1, 2002 and December 31, 2002 in the amount of $47,460.

EXPENSES -- Expenses of the Trust which are directly identifiable to a specific fund are allocated to that fund. Certain of the Trust's other expenses are allocated equally to those funds which make up the Trust. Other expenses of the Trust are allocated between the funds based upon relative net assets of each fund.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE, DISTRIBUTION AND SHAREHOLDER SERVICING FEES AND RELATED PARTY TRANSACTIONS: The Trust has entered into an investment advisory agreement (the "Advisory Agreement") with Kobren Insight Management, Inc. ("KIM" or the "Adviser") who has engaged Delphi Management, Inc. ("Delphi") as the Fund's sub-adviser. The Advisory Agreement provides that the Fund pays KIM a fee, computed daily and paid monthly, at the annual rate of 1.00% of the Fund's average daily net assets. KIM is solely responsible for the payment of the sub-adviser fee to Delphi. KIM has voluntarily agreed to limit the Fund's total annual operating expenses of the Retail Class and Institutional Class to no more than 1.75% and 1.50%, respectively, of the Fund's average daily net assets. This voluntary agreement may be terminated at the discretion of the Adviser.

The Trust has also entered into an administration agreement with PFPC Inc. (the "Administrator"), a member of the PNC Financial Services Group, Inc.. The Administrator also serves as the Trust's transfer agent and dividend paying agent. Boston Safe Deposit and Trust Company, an indirect and wholly-owned subsidiary of Mellon Bank Corporation, serves as the Trust's custodian. Kobren Insight Brokerage, Inc. ("KIB"), an affiliate of KIM, serves as distributor of the Fund.

The Retail Class of the Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Fund pays KIB a monthly 12b-1 fee for distribution services provided, at an annual rate of 0.25% of the average daily net assets attributable to the Retail Class of shares.

No officer, director or employee of KIM, KIB, the Administrator, or any affiliate thereof, receives any compensation from the Trust for serving as a trustee or officer of the Trust. Each trustee who is not an "affiliated person" receives an annual retainer fee of $5,000 plus $1,000 for each board meeting attended and $500 for each committee meeting attended. The Trust also reimburses out-of-pocket expenses incurred by each trustee in attending such meetings.

3. SUB-TRANSFER AGENT FEES: The Retail Class of the Fund is subject to sub-transfer agent fees consisting of broker-dealer and fund network fees. The Fund pays participating networks a monthly fee for processing shareholder orders at an annual rate of up to 0.10% of the average daily balance of fund accounts invested through those networks.

4. PURCHASES AND SALES: The aggregate amounts of purchases and sales of the Fund's investment securities, other than shortterm securities, for the year ended December 31, 2002, were $27,962,443 and $16,415,915 of non-governmental issues, respectively.

5. SHARES OF BENEFICIAL INTEREST: As of December 31, 2002, an unlimited number of shares of beneficial interest, par value $0.001, was authorized for the Trust. Changes in shares of beneficial interest for the Fund were as follows:


                                                             YEAR ENDED                        YEAR ENDED
                                                          DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                       SHARES          AMOUNT            SHARES            AMOUNT
                                                   -------------------------------------------------------------------
RETAIL CLASS:
Shares sold                                             1,165,124      $15,122,314            897,584     $11,765,591
Shares issued as reinvestment of distributions                 --               --             16,100         211,930
Shares redeemed                                         (882,179)     (11,244,113)        (1,003,397)    (12,824,167)
                                                   -------------------------------------------------------------------
Net increase (decrease)                                   282,945        3,878,201           (89,713)       (846,646)
                                                   -------------------------------------------------------------------

INSTITUTIONAL CLASS:
Shares Sold                                             1,218,785       15,727,451            545,130       6,985,008
Shares issued as reinvestment of distributions                 --               --             10,435         138,156
Shares redeemed                                         (529,364)      (6,513,823)          (285,475)     (3,614,682)
                                                   -------------------------------------------------------------------
Net increase                                              689,421        9,213,628            270,090       3,508,482
                                                   -------------------------------------------------------------------
Net increase from fund share transactions                 972,366      $13,091,829            180,377       2,661,836
                                                   -------------------------------------------------------------------

At December 31, 2002, KIM, Delphi and its affiliates owned 621,958 Retail Class shares of the Fund representing 16.91% of the outstanding shares. Discretionary accounts managed by KIM for management clients collectively held 2,095,732 shares of the Institutional Class representing 74.96% of the outstanding shares.



REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees of Kobren Insight Funds and the Shareholders of Delphi Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Delphi Value Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provides a reasonable basis for our opinion.

Boston, Massachusetts                              PricewaterhouseCoopers LLP
February 14, 2003

ADDITIONAL INFORMATION (UNAUDITED) - December 31, 2002

Information about Trustees and Officers
Information pertaining to the Trustees and officers* of the Trust is set forth below. The Statement of
Additional Information (SAI) includes additional information about the Trustees and is available without charge, upon request.

----------------------------------------------------------------------------------------------------------------
                                                                                    NUMBER OF         OTHER
NAME, ADDRESS, AGE       TERM OF                                                  PORTFOLIOS IN   TRUSTEESHIPS/
AND                    OFFICE AND              PRINCIPAL OCCUPATION(S)             FUND COMPLEX   DIRECTORSHIPS
POSITION(S) WITH        LENGTH OF                DURING PAST 5 YEARS               OVERSEEN BY       HELD BY
TRUST                 TIME SERVED(1)                                                 TRUSTEE         TRUSTEE
----------------------------------------------------------------------------------------------------------------
                                            DISINTERESTED TRUSTEES
----------------------------------------------------------------------------------------------------------------
Edward B. Bloom          6 years     Chief Financial Officer and Treasurer of           2             None
c/o 20 William                       International Data Group Inc., a
Street, Suite 310                    publishing company.
Wellesley Hills, MA
02481
Age: 52, Trustee

----------------------------------------------------------------------------------------------------------------
Arthur Dubroff           6 years     Chief Financial Officer of Net2Phone,              2            Virtual
c/o 20 William                       Inc., a provider of Voice over Internet                      Communities,
Street, Suite 310                    Protocol telephony services, from November                       Inc.
Wellesley Hills, MA                  2002 to present; Chief Financial Officer
02481                                of Virtual Communities, Inc, a software
Age: 52, Trustee                     provider, from July 2000 to the present;
                                     Managing Principal of Turnberry
                                     Consulting, LLC from October 1999 to
                                     present; Executive V.P. and Chief
                                     Financial Officer of Enhance Financial
                                     Ser-vices Group, Inc. from July 1996 to
                                     September 1999.

----------------------------------------------------------------------------------------------------------------
Robert I. Goldfarb       4 years     Counsel to Andrx Corporation since March           2             None
c/o 20 William                       2000; Partner at Hughes Hubbard & Reed
Street, Suite 310                    LLP, a law firm, and associated with the
Wellesley Hills, MA                  firm from July 1989 through July 2000.
02481
Age: 47, Trustee

----------------------------------------------------------------------------------------------------------------
Stuart J. Novick         6 years     Senior Vice President and General Counsel          2             None
c/o 20 William                       of Children's Hospital Boston since April
Street, Suite 310                    1997; Vice President and General Counsel
Wellesley Hills, MA                  of Children's Hospital Boston from April
02481                                1986 to April 1997.
Age: 52, Trustee
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                             INTERESTED TRUSTEES(2)
----------------------------------------------------------------------------------------------------------------
Eric M. Kobren           6 years     President of Mutual Fund Investors                 2             None
20 William Street,                   Association, Inc. since 1985; President of
Suite 310                            Kobren Insight Management, Inc. and Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. since 1987.  These
02481                                are a financial publishing concern, a
Age: 49                              registered investment advisory firm and a
Chairman and                         registered broker-dealer, respectively.
President                            Since 2001, Managing Member of Alumni
                                     Capital, LLC, a General Partner to a
                                     private investment partnership.

----------------------------------------------------------------------------------------------------------------
Michael P.               6 years     Retired. From December 1994 to June 1997,          2            PuraDYN
Castellano                           Chief Administrative Officer of Kobren                          Filter
c/o 20 William                       Insight Management, Inc. and a registered                    Technologies,
Street, Suite 310                    representative of Kobren Insight                                 Inc.
Wellesley Hills, MA                  Brokerage, Inc.                                               ResortQuest
02481                                                                                             International,
Age: 61 Trustee                                                                                       Inc.

----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                        OFFICER(S) WHO ARE NOT TRUSTEES
----------------------------------------------------------------------------------------------------------------
Eric J. Godes            6 years     Managing Director of Kobren Insight               N/A             N/A
20 William Street,                   Management, Inc. and Managing Director and
Suite 310                            a registered representative of Kobren
Wellesley Hills, MA                  Insight Brokerage, Inc. Since 2001,
02481                                Managing Director of Alumni Capital, LLC,
Age: 41                              a General Partner to a private investment
Chief Financial                      partnership.
Officer, Vice
President,
Treasurer, Secretary
----------------------------------------------------------------------------------------------------------------

*   The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

(1) Trustees serve for an indefinite term until the earliest of a Trustee's: (i) removal by a two-thirds vote of the Board of Trustees or shareholders, (ii) resignation, (iii) death, (iv) bankruptcy or (v) adjudicated incompetence.

(2) "Interested person" of the Trust as defined in the 1940 Act. Messrs. Kobren and Castellano are each considered an "interested person" because of their affiliation with Kobren Insight Management, Inc. and
    Kobren Insight Brokerage, Inc., which acts as the Trust's investment adviser and distributor, respectively.